UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2016 (April 18, 2016)

COATES INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	33-948884	22-2925432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719

(Address of principal executive offices) (Zip Code)

(732) 449-7717

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 18, 2016, Coates International, Ltd. (the “Company”) was informed by its independent registered public accounting firm, Cowan, Gunteski & Co., P.A. (“Cowan”), that it has transferred its SEC practice to MSPC. As a result of the transfer and upon notice by “Cowan” to the Company on April 18, 2016, “Cowan” in effect has resigned as the Company’s independent registered public accounting firm and MSPC became the Company’s independent registered public accounting firm. The engagement of MSPC as the Company’s independent registered public accounting firm was ratified and approved by the Board of Directors of the Company on April 21, 2016.

The audit reports of “Cowan” on the financial statements of the Company as of and for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as to its ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and through April 18, 2016, the Company did not consult with MSPC on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MSPC did not provide either a written report or oral advice to the Company that MSPC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended December 31, 2016 and 2015, and through the date of this current report, there were: (i) no disagreements between the Company and “Cowan” on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of “Cowan”, would have caused “Cowan” to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years.

The Company has provided “Cowan” a copy of the disclosures in this Form 8-K and has requested that “Cowan” furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not “Cowan” agrees with the Company’s statements in this Item 4.01. A copy of the letter dated April 21, 2016 furnished by “Cowan” in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

16.1	Letter from Cowan, Gunteski & Co., P.C. dated April 21, 2016

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COATES INTERNATIONAL, LTD.
(registrant)

Date: April 21, 2016	By:	/s/ Barry C. Kaye
Barry C. Kaye

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